Sep. 29, 2017
07.31 Fidelity Low-Priced Stock K6 Fund PRO-02 | Fidelity Low-Priced Stock K6 Fund
  Normally investing at least 80% of assets in low-priced stocks (those priced at or below $35 per share or with an earnings yield at or above the median for the Russell 2000® Index), which can lead to investments in small and medium-sized companies. Earnings yield represents a stock’s earnings per share for the most recent 12-months divided by current price per share.